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                                                                    EXHIBIT 10.1


                                THINAIRAPPS, LLC

                           1999 INCENTIVE OPTION PLAN
                    (amended and restated as of June 8, 2000)

     1. Purpose. The purpose of this plan is to advance the interests of
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ThinAirApps, LLC (the "Company") and its Subsidiaries (as defined below) by providing an opportunity to selected key employees and other persons providing service, directly or indirectly, to the Company to purchase Class A Nonvoting Units of the Company through the exercise of options granted pursuant to this Plan. By encouraging such ownership, the Company seeks to align the long-term interests of the Company with those of such key employees and Service Providers and also seeks to attract, retain, motivate and reward individuals of superior ability, training and experience.

     2. Definitions.
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        (A) Board means the Board of Managers of the Company.
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        (B) Class A Nonvoting Units means the Class A Nonvoting Units authorized
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to be issued pursuant to the Company's Operating Agreement dated as of July 27,
1999, as amended from time to time. (C) Class A Voting Units means the Class A Voting Units authorized to be issued pursuant to the Company's Operating Agreement dated as of July 27, 1999, as amended from time to time.

        (D) Code means the Internal Revenue Code of 1986 and regulations
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thereunder, as amended from time to time.


        (E) Committee means the committee which may be appointed by the Board to
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administer the Plan in accordance with Section 5 hereof.

        (F) Company means ThinAirApps, LLC, a New York Limited Liability
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Company.

        (G) Employee means an employee of the Company or its Subsidiaries within
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the meaning of Code Section 3401 (c); "Key Employee" means an Employee who is determined by the Committee to be providing valuable services to the Company or its Subsidiaries on a part-time or full-time basis.

        (H) Member means a person owning Units in accordance with the Company's
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Operating Agreement dated as of July 27, 1999, as amended from time to time.

        (I) Option means an option to acquire Class A Nonvoting Units, the
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federal income tax treatment of which is determined generally under Code
Section 83.

        (J) Optionee means a person to whom an Option has been granted which
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Option has not lapsed, expired or otherwise terminated.

        (K) Plan means this ThinAirApps, LLC 1999 Incentive Option Plan as set
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forth herein, and as amended from time to time.

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        (L) Service Provider mean a person who is determined by the Committee to
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be providing or to have provided valuable services to the Company and its
Subsidiaries; for all purposes of this Plan, Service Providers shall include select employees and consultants of CTNY, LLC and its subsidiaries as determined by the Committee.

        (M) Subsidiaries means such entities as the Company may own or acquire
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as selected by the Board for participation in the Plan.

        (N) Unit means a membership interest in the Company pursuant to the
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Company's Operating Agreement dated as of July 27, 1999, as amended from time to time.

     3. Effective Date. This Plan was approved and adopted by the Board on
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August 3, 1999, effective as of August 3, 1999.


     4. Units Subject to Plan. The maximum aggregate number of Class A
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Nonvoting Units that may be made subject to Options granted hereunder is
2,000,000 Units, which number shall be adjusted in accordance with Section 8 hereof in the event of any change in the Company's capital structure. Any Units subject to an Option that for any reason expire or terminate unexercised as to such Units may again be the subject of an Option under the Plan.

     5. Administration. The Plan shall be administered by a Committee appointed
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by the Board of Managers. The Board shall have the discretion to remove and appoint members of the Committee from time to time. The Committee, shall have full power and discretion, subject to the express provisions of the Plan:

        (A) to determine the Key Employees and other Service Providers to whom Options are to be granted, the date or dates on which Options are to be granted, the number of Units to be made subject to each Option, the exercise price per Unit under each Option, and the maximum term of each Option; for purposes of this Plan, Service Providers shall include employees and consultants of CTNY, LLC and its subsidiaries, who shall be deemed to be providing services indirectly to the Company.

        (B) to interpret and construe the Plan and to prescribe, amend and rescind rules and regulations for its administration;

        (C) to determine the terms and provisions of each Option agreement, which need not be identical, evidencing an Option;

        (D) to establish the vesting schedule specifying the time or times at which all or any part of an Option may be exercised and to accelerate such vesting schedule at such time or upon such events as the Committee shall determine; and

        (E) to make all other determinations the Committee deems necessary or advisable for administering the Plan.

Any question of interpretation or application of the terms of an Option or the Plan shall be determined by the Committee and the determination of the Committee shall be final and binding for all purposes upon the Optionee and upon any person claiming by, through or under the Optionee. All authority, power and discretion which may be exercised by the Committee with respect to the Plan and the Options may also be exercised at any time by the Board.

     6. Eligibility. Options may be granted to such Key Employees and other
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Service Providers as the Committee selects.



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     7. Terms and Conditions of Options. Options granted pursuant to the Plan
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shall be evidenced by Option agreements, which need not be identical, in such form and containing such terms and conditions as the Committee shall determine. If an individual to whom an Option is granted does not execute an Option agreement evidencing that Option in the form prescribed by the Committee within a reasonable period of time after the receipt of the Option agreement as specified by the Committee, the Option shall be void and of no further force or effect. Each Option agreement evidencing an Option shall contain among its terms and conditions the following:

        (A) Price. The purchase price per Unit payable upon the exercise of each
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Option granted hereunder shall equal the "fair market value" of a Unit on the date of grant or such other amount as shall be determined by the Committee in its discretion. For all purposes of this Plan, the "fair market value" of a Unit shall be as determined by the Committee in its discretion in accordance with any applicable laws or rules. The Committee may determine to utilize an annual (or other periodic) valuation methodology for determining "fair market value", which determination of fair market value may apply until the date of the next annual (or other periodic) valuation date, and to administer the Plan and the Options granted thereunder in accordance with such determination, which shall be final and binding on all parties for all purposes.

        (B) Number of Units. Each Option agreement shall specify the number of
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Units to which it pertains.

        (C) Terms of Exercise. Each Option shall be exercisable for the full
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amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Units later than ten years after the date the Option is granted. Unless otherwise provided by the Committee in the Option agreement, no Option may be exercised prior to the occurrence of a Liquidity Event as defined in Section 9 hereof.

        (D) Notice of Exercise and Payment. An Option shall be exercisable only
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by delivery of a written notice to the Company's Chief Financial Officer, or any other officer of the Company that the Committee designates to receive such notices, specifying the number of Units for which the Option is being exercised. Payment by cash or the equivalent thereof shall be made in full at the time the Option is exercised, except that the Committee may, in its discretion, permit payment to be made by (i) delivery of a note on such terms as the Committee shall approve, or (ii) the tender of previously owned Units valued at fair market value as the Committee shall determine, or (iii) means of a "cashless exercise" in which Units which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option.

        (E) Withholding Taxes. Upon exercise of any Option, the Optionee shall
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comply with the Company's request to satisfy the obligation, if any, to withhold all applicable federal, state and local income tax in connection with the exercise of the Option.

        (F) Nontransferability of Option. Unless the Option Agreement provides
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otherwise, no Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee (or the Optionee's guardian or legal representative).

        (G) Termination of Options. Unless the Committee determines otherwise,
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each Option agreement evidencing an Option shall contain provisions setting forth the date(s) on which the Option will terminate if the Optionee ceases to be an Employee of or other Service Provider to the Company (including without limitation the cessation of employment by CTNY, LLC or its subsidiaries) by reason of death, Disability, retirement or otherwise, as follows:


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               (i)  Retirement, Death or Disability or with Consent. If the
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                    employment of the Optionee terminates (a) by reason of
                    retirement at or after age 65, (b) on account of death or Disability, or (c) with the written consent of the Committee granted prior to termination of employment, the Optionee (or the Optionee's legal representative, executor, administrator, or person acquiring an Option by bequest or inheritance) may exercise the Option upon the occurrence of a Liquidity Event to the extent dig the Optionee was exercisable at the date of termination (without regard to the acceleration of vesting set forth in Section 9 hereof).

               (ii) Other Termination. If the employment of the Optionee
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                    terminates for any reason other than as set forth in
                    subsection (i) above, the Option shall terminate immediately and may not be exercised thereafter, provided, however, that no Option may be exercised to any extent by anyone after the date of expiration of the Options term. "Disability" means the physical or mental incapacity to perform the individual's duties for the Company, directly or indirectly, as determined by the Committee whose determination shall be final; if requested, the individual shall submit himself or herself for appropriate medical examination to a physician of the Company's designation, who shall prepare a report for the Committee containing his/her conclusions with respect to the issue of disability.

        (H) Legends. Any restriction on transfer of Units provided in this Plan
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or in the Option agreement evidencing any Option shall be noted or referred to conspicuously on each certificate evidencing such Units if certificates evidencing Units are issued by the Company; provided, however, that nothing contained herein shall require the Company to issue certificates evidencing Units.

        (I) Option Members' Agreement and Non-compete Agreement. An Option
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agreement evidencing an Option may provide that, in consideration for the grant of the Option, the Optionee shall agree that upon exercise of the Option, in whole or in part, including an exercise to which the provisions of Section 7(J) hereof apply, the Optionee shall become a party to and be bound by the terms of an Option Members' agreement, a buy-sell agreement or a non-compete agreement as the Committee in its discretion shall determine.

        (J) Appreciation Distribution in lieu of Exercise. Unless an Option
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agreement provides otherwise, the Committee may, in its discretion, direct that, upon receipt of notice of exercise of all or a portion of an Option granted pursuant to this Plan, the Optionee receive in lieu of Units a payment equal to
(i) the excess of the fair market value of one Unit minus the Option Price, multiplied by (ii) the number of Units for which the Option is being exercised. The Committee in its discretion may direct that such payment may be made in cash or by means of a promissory note having a maturity of not more than 10 years from date of issue, bearing interest~ if any, at such rate of interest and containing such other terms as the Committee shall provide.

     8. Adjustment for Changes in Capitalization. Appropriate and equitable
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adjustment shall be made by the Committee in the maximum number of Units subject to the Plan under Section 4 hereof and in the number, kind and Option price of Units subject to then outstanding Options to give effect to any changes in the outstanding Units by reason of any recapitalization or other change in the capital structure of the Company affecting the Units after the effective date of the Plan.

     9. Liquidity Event. The Option agreement may provide that upon the
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occurrence of any of the events listed below (A) all vested Options held by Employees or Service Providers or persons who have


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terminated employment in accordance with Section 7(G)(i) hereof and to the extent provided in such Section, shall become immediately exercisable, and (B) all unvested Options held by persons who were Employees or Service Providers on the date of such occurrence shall become 100% vested. The events are:

        (A) the sale by the Company of all or substantially all of its assets to one or more persons who were previously not affiliated with the Company or its Subsidiaries;

        (B) the sale or exchange of more than fifty percent (50%) of the outstanding Class A Voting Units of the Company to one or more persons who were previously not affiliated with the Company or its Subsidiaries, if, immediately following such event, a majority of the Managers of the Company (or the equivalent thereof) consists of persons who were not Managers immediately prior to such event;

        (C) the first date on which more than twenty percent (20%) of the Company's outstanding Units (or the common stock equivalent thereof) is held by the public; or

        (D) any merger, recapitalization, reorganization, or other similar event having substantially the same result as described in the (A), (B), or (C), provided that, unless otherwise provided by the Board, a Liquidity Event shall not result from an event in which all Units of the Company (or the common stock equivalent thereof) are converted or exchanged for securities that are not traded on an established trading market.

    10. Rights of Optionees. No person shall have a right to be granted an
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Option or, having received an Option, a right again to be granted an Option. An
Optionee shall have no rights as a Member with respect to any Units covered by his/her Option until the date the Option has been exercised and the full purchase price for such Units has been received by the Company, and thereafter, such rights shall be subject to the agreement described in Section 7(1) hereof. Nothing in this Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue as an Employee or Service Provider of the Company or its Subsidiaries or of CTNY, LLC or its subsidiaries or interfere in any way with the right of the Company or its Subsidiaries or of CTNY, LLC or its subsidiaries to terminate or modify the terms or conditions of the employment of the Optionee. Nothing in this Plan or in any Option granted pursuant to the Plan shall require the issuance of any Units pursuant to the exercise of an Option if the issuance thereof would violate any state or federal securities or other laws.

    11. Indemnification. The Company agrees to indemnify, to the fullest
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extent permitted by law, each person who serves as a member of the Committee or the Board against all losses, claims, damages, liabilities and expenses arising out of or based upon any action taken or failure to act by such person under the Plan, and shall reimburse such person for any legal or other expenses reasonably incurred by such person in connection therewith. Any person entitled to indemnification hereunder shall give prompt written notice to the Company of any claim with respect to which he/she seeks indemnification and, prior to undertaking any defense of such claim, shall permit the Company to assume the defense thereof.

    12. Amendment and Termination of the Plan. Unless sooner terminated by the
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Board, the Plan shall terminate, so that no Options may be granted pursuant to it thereafter, on August 2, 2009. The Board may at any time amend, suspend or terminate the Plan in its discretion, except that no such amendment, suspension or termination of the Plan shall adversely affect or impair any then outstanding Option without the consent of the Optionee holding the Option.